Statement of Additional Information Supplement	June 11, 2019

Putnam Growth Opportunities Fund
Statement of Additional Information dated November 30, 2018

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Richard Bodzy and Greg McCullough. These sub-sections are also supplemented solely with regard to Mr. McCullough as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of May 31, 2019. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
	Other SEC-registered open-		assets from more than one		single-sponsor defined
Portfolio manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Greg McCullough	1	$813,200,000	3	$542,600,000	3	$1,431,900,000

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of May 31, 2019, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio manager	Dollar range of shares owned
Greg McCullough	$0

SAI supp 5/19